UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 1, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Unit	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Explanatory Note

On July 2, 2020, PG&E Corporation (the “Corporation”) and Pacific Gas and Electric Company (the “Utility”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting under Item 5.02 the appointment of eleven new directors to the Board of Directors (the “Board”) of the Corporation and the appointment of eight new directors to the Board (together with the Board of the Corporation, the “Boards”) of the Utility. New Chairs of the Boards and committee assignments had not been determined as of the filing of the Original Form 8-K. This Current Report on Form 8-K/A is being filed for the purpose of amending Item 5.02 of the Original Form 8-K to provide an update on the effective date of the appointments and the new Chairs of the Boards and committee assignments. This Current Report on Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on July 1, 2020, the Board of the Corporation appointed eleven new directors (the “New Directors”) to the Corporation’s Board, effective as of July 1, 2020 (the “Effective Time”). Also on July 1, 2020, the Board of the Utility appointed eight of the eleven New Directors, with the exception of Jessica L. Denecour, Robert C. Flexon and Michael R. Niggli, to the Utility’s Board, effective as of the Effective Time.  As previously disclosed, Jessica L. Denecour, Robert C. Flexon and Michael R. Niggli will not be seated on the Board of the Utility pending resolution of the matters that are the subject of the Waiver Application (as defined in the Original 8-K) pending before the Federal Energy Regulatory Commission.

On July 2, 2020, the Boards of the Corporation and the Utility held concurrent in-person Board meetings.  On July 2, 2020, the Board of the Corporation appointed Robert C. Flexon to serve as the independent non-executive Chair of the Board of the Corporation, and the Board of the Utility appointed Dean L. Seavers to serve as the independent non-executive Chair of the Board of the Utility, effective immediately.  In addition, effective as of July 2, 2020 except as indicated, the membership of the committees of the Boards of the Corporation and the Utility is as described below:

Audit Committees (of each of the Corporation and the Utility)
Benjamin F. Wilson (Chair)
Rajat Bahri
Kerry W. Cooper
Robert C. Flexon*

Compensation Committee (of the Corporation)
Mark E. Ferguson III (Chair)
Jessica L. Denecour
Robert C. Flexon
Oluwadara J. Treseder

Compliance and Public Policy Committee (of the Corporation)
John M. Woolard (Chair)
Cheryl F. Campbell
Kerry W. Cooper
William Craig Fugate
Arno L. Harris

Executive Committees (of each of the Corporation and the Utility)
Robert C. Flexon* (Chair, Corporation Executive Committee)
Dean L. Seavers (Chair, Utility Executive Committee)
Cheryl F. Campbell
Jessica L. Denecour*
Mark E. Ferguson III
William L. Smith
Andrew M. Vesey**
Benjamin F. Wilson
John M. Woolard

Finance Committee (of the Corporation)
Dean L. Seavers (Chair)
Kerry W. Cooper
Arno L. Harris
Michael R. Niggli
Oluwandara J. Treseder

Nominating and Governance Committee (of the Corporation)
Robert C. Flexon (Chair)
Jessica L. Denecour
Dean L. Seavers
Benjamin F. Wilson

Safety and Nuclear Oversight Committees (of each of the Corporation and the Utility)
Cheryl F. Campbell (Chair)
William Craig Fugate
Mark E. Ferguson III
Michael R. Niggli*
Dean L. Seavers

Technology and Cybersecurity Committee (of the Corporation)
Jessica L. Denecour (Chair)
Rajat Bahri
Mark E. Ferguson III
Michael R. Niggli
John M. Woolard

* Indicates membership on the applicable committee of the Corporation only until such director’s election to the Utility Board.
** Indicates membership on the Executive Committee of the Utility Board only.

As of April 29, 2020, the Corporation has established a Technology and Cybersecurity Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Dated: July 7, 2020	By:	/s/ JANET C. LODUCA
		Name:	Janet C. Loduca
		Title:	Senior Vice President and General Counsel

PACIFIC GAS AND ELECTRIC COMPANY

Dated: July 7, 2020	By:	/s/ BRIAN M. WONG
		Name:	Brian M. Wong
		Title:	Vice President, Deputy General Counsel and Corporate Secretary